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                                                                   Exhibit 10.43

THIS FIFTH DEED is made the 16 day of June, 1992.

BETWEEN: CAYMAN WATER COMPANY LIMITED, a Company incorporated and existing under the Laws of the Cayman Islands and having its registered office situate at George Town, Grand Cayman (hereinafter called "the Borrower") OF THE ONE PART

AND: THE ROYAL BANK OF CANADA of P. O. Box 245, George Town, Grand Cayman (hereinafter called "Bank") OF THE OTHER PART

WHEREAS:

1. This Deed is made supplemental to a Debenture ("the Debenture") dated the 1st day of June, 1979 between The Borrower, the Bank, Philip H. Lustig ("Lustig") and Cayman Public Utilities Ltd. ("CPU") as supplemented and amended by Deed dated 30th April, 1981 between the Borrower and the Bank and the Second Deed dated 10th March, 1983 between the Borrower and the Bank and the Third Deed dated 6th December, 1984 between the Borrower and the Bank and the Fourth Deed dated the 31st August, 1989 between the Borrower and the Bank and to all collateral security documents and agreements executed pursuant thereto (hereinafter together called "the Bank's Security").

2. The Borrower currently has authorised credit facilities up to a maximum of CI$1,121,865.80 and the Bank has agreed to extend to the Borrower in place thereof separate credit facilities as set out below:

NOW THIS DEED OF ASSIGNMENT WITNESSETH as follows:-

1. In consideration of the said agreement the Borrower and the Bank hereby agree that the Debenture shall hereafter stand as security for all sums owing to the Bank from time to time up to a maximum of the aggregate of One Million One Hundred and Six Thousand Two Hundred and Fifteen United States Dollars (US$1,106,215.00) plus Ten Thousand Cayman Islands Dollars (CI$10,000.00) ("the Principal Sum") together with interest thereon instead of the previously secured facilities.

2.   The Principal Sum shall be established by way of three accounts namely:-


[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]
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     (a)  a United States Dollar loan account in the sum of US$1,000,000.00 repayable on demand but prior to demand by way of payments of interest only until May, 1994 and thereafter repayable by way of monthly payment of US$22,000.00 inclusive of interest and repayable thereby in full on the 30th May, 1999. The terms shall be subject to call and annual review by the Bank.

     (b) An overdraft facility in the amount of CI$10,000.00 subject to the Bank's policies and regulations with regard to overdrafts in force from time to time.

     (c) A standby letter of credit for one year in the sum of US$106,215.00 with an automatic renewal clause to 31st March, 1995 but providing that cancellation must be requested in writing 30 days prior to any annual expiry date but otherwise subject to the Bank's conditions and regulations with regard to letters of credit in force from time to time.

3. The rate of interest payable on so much of the Principal Sum as is payable in Cayman Islands Dollars shall be at the Bank's Prime Lending Rate for Cayman Islands Dollars plus two percent (2%) per annum or such other rate as the Bank may from time to time advise the Borrower and on so much thereof as is payable in United States Dollars at a rate of two percent (2%) per annum above the Bank's Prime Lending Rate for United States Dollars or such other rate as the Bank may from time to time advise the Borrower.

4. For the avoidance of any doubt whatsoever the Bank and the Borrower hereby reconfirm the provisions of Clause 14 (i) of the Debenture regarding insurance and Clause 14 (xi) of the Debenture regarding the covenant of the Borrower not to declare dividends without the written consent of the Bank.

5. Insofar as not hereby expressly waived or varied the Borrower and the Bank hereby confirm the terms and provisions of the Bank's Security.

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]
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IN WITNESS WHEREOF the parties hereto have executed this Deed the day and year first above written.

THE COMMON SEAL OF CAYMAN               CAYMAN WATER COMPANY LIMITED
WATER COMPANY LIMITED was               /s/ Jeffrey Parker
hereunto affixed by                     ----------------------------
Jeffrey M. Parker                       DIRECTOR
and by Peter D. Robbins                 /s/ Peter Ribbins
in the presence of:                     ----------------------------
                                        DIRECTOR

------------------------------
WITNESS

SIGNED SEALED AND DELIVERED BY          THE ROYAL BANK OF CANADA
D.J. STEWART the duly
authorised Attorney for the
Bank                                    /s/ D.J. Stewart
                                        ----------------------------
                                        ATTORNEY FOR THE BANK
in the presence of:-

------------------------------
WITNESS

[PUBLIC RECORDER STAMP]

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]
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I, Harry Chisholm of George Town, Grand Cayman, Cayman Islands make oath and say as follows:-

1. The foregoing Deed made between Cayman Water Company Limited ("the Borrower") of the one part and The Royal Bank of Canada ("the Bank") of the other part was made by the Borrower and the Bank on the 16th day of June, 1992.

2. I was present and did see D.J. Stewart, the duly authorised Attorney for and on behalf of the Bank sign seal and as for his proper act and did execute acknowledge and deliver the said Deed for the purposes therein mentioned on the 16th day of June, 1992 between the hours of 10:00 a.m. and 10:30 a.m. in the forenoon at George Town, Grand Cayman.

3. The Bank is a banking corporation existing under the Laws of Canada and having a branch office in George Town, Grand Cayman, Cayman Islands.

4. That the name Harry Chisholm, subscribed as a witness attesting to the due execution of the said Deed by the Borrower is of the proper handwriting of me this deponent and I reside at North Side, Grand Cayman and am a Snr. Assistant Bank Manager.

                                        /s/
                                        -----------------------------

SWORN AT George Town, Grand Cayman, Cayman Islands this 16th day of June, 1992 before me:-

                                        /s/
                                        -----------------------------


[Public Record Office Cayman Islands Stamp]
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I, Margaret L. Julier of George Town, Grand Cayman, Cayman Islands make oath and say as follows:-

1. The foregoing Deed made between Cayman Water Company Limited ("the Borrower") of the one part and The Royal Bank of Canada ("the Bank") of the other part was made by the Borrower and the Bank on the 16th day of June, 1992.

2. I was present and did see Jeffrey M. Parker and Peter D. Ribbins Directors respectively of the Borrower affix the Common Seal of the Borrower to the said Deed and sign the same as and for the proper act and deed of the Borrower and execute acknowledge and deliver the said Deed for the purposes
     therein mentioned on the 16th day of June   , 1992 between the hours of
     2:00 p.m. and 3:00 p.m. in the forenoon at George Town, Grand Cayman, Cayman Islands.

3. The Borrower has its registered office at George Town, Grand Cayman, Cayman Islands and is a Company duly incorporated and existing under the Laws of Cayman Islands.

4. That the name Margaret L. Julier, subscribed as a witness attesting to the due execution of the said Deed by the Borrower is of the proper handwriting of me this deponent and I reside at Snug Harbour, Grand Cayman and am a Office Manager.

                                                        ------------------------


SWORN AT George Town, Grand Cayman, Cayman Islands this     day of    , 1992
before me:-


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